UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2013

INTERCONTINENTALEXCHANGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-187402	46-2286804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 13, 2013, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013 (the “Merger Agreement”), by and among IntercontinentalExchange, Inc. (“ICE”), IntercontinentalExchange Group, Inc. (the “Company”), NYSE Euronext, Braves Merger Sub, Inc. (“Braves Merger Sub”) and NYSE Euronext Holdings LLC (formerly known as Baseball Merger Sub, LLC) (“NYSE Euronext Holdings”), Braves Merger Sub was merged with and into ICE (the “ICE Merger”) and immediately thereafter NYSE Euronext was merged with and into NYSE Euronext Holdings (the “NYSE Euronext Merger” and, together with the ICE Merger, the “Mergers”), with each of ICE and NYSE Euronext Holdings becoming wholly-owned subsidiaries of the Company.

As previously announced, under the terms of the Merger Agreement, subject to proration, allocation and certain limitations set forth in the Merger Agreement, stockholders of NYSE Euronext had the option to elect to receive for each share of NYSE Euronext common stock (except for excluded shares and dissenting shares as more particularly set forth in the Merger Agreement):

•	a number of validly issued, fully paid and non-assessable shares of the Company’s common stock, par value $0.01 per share (each, an “ICE Group Share”), equal to 0.1703 and an amount of cash equal to $11.27, without interest (together, the “Standard Consideration”);

•	an amount of cash equal to $33.12, without interest (the “Cash Consideration”); or

•	a number of ICE Group Shares equal to 0.2581 (the “Stock Consideration”).

As previously announced, because the Stock Consideration option was substantially oversubscribed, the consideration to be received by the holders who elected the Stock Consideration was prorated pursuant to the terms set forth in the Merger Agreement. Based on the proration:

•	Stockholders of NYSE Euronext who elected to receive the Standard Consideration and those that failed to make a valid election prior to 5:00 p.m., New York City time, on October 31, 2013, the election deadline, and therefore were deemed to have elected the Standard Consideration, will receive the Standard Consideration.

•	Stockholders of NYSE Euronext who elected to receive the Cash Consideration will receive the Cash Consideration.

•	Stockholders of NYSE Euronext who elected to receive the Stock Consideration will receive, for each share of NYSE Euronext common stock (except for excluded shares and dissenting shares as more particularly set forth in the Merger Agreement), a number of validly issued, fully paid and non-assessable ICE Group Shares equal to 0.171200756 and an amount of cash equal to $11.154424.

As a result, the NYSE Euronext stockholders will receive in the aggregate 42,133,549 ICE Group Shares (which includes shares to be issued under certain NYSE Euronext equity awards that vest as a result of the NYSE Euronext Merger) and approximately $2.74 billion in cash. At the effective time of the ICE Merger, each share of common stock of ICE issued and outstanding immediately prior to the effective time of the ICE Merger was converted into the right to receive one ICE Group Share. In the aggregate, former ICE stockholders will receive 72,913,847 ICE Group Shares.

The issuance of ICE Group Shares in connection with the Mergers, as described above, was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s registration statement on Form S–4 (File No. 333-187402), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on April 30, 2013. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Mergers and the related transactions. Additional information about the Mergers is also contained in Current Reports on Form 8–K filed by ICE and NYSE Euronext and incorporated by reference into the Joint Proxy Statement/Prospectus.

The ICE common stock has been delisted from the New York Stock Exchange and the NYSE Euronext common stock has been delisted from the New York Stock Exchange and Euronext Paris. Trading on the New York Stock Exchange in shares of ICE common stock and trading on the New York Stock Exchange and Euronext Paris in shares of NYSE Euronext common stock has been halted as of November 13, 2013.

Pursuant to Rule 12g-3(d) under the Securities Exchange Act of 1934 (the “Exchange Act”) the ICE Group Shares are deemed to be registered under Section 12(b) of the Exchange Act. On November 13, 2013, ICE Group Shares began regular-way trading on the New York Stock Exchange under the ticker symbol “ICE”. The description of ICE Group Shares set forth in the Joint Proxy Statement/Prospectus is incorporated herein by reference.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 to this Current Report on Form 8-K. A copy of the press release announcing the completion of the Mergers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Mergers, on November 13, 2013, the Company’s subsidiary, NYSE Euronext Holdings, as successor to NYSE Euronext, assumed the following obligations of NYSE Euronext: (i) $850.0 million aggregate principal amount of NYSE Euronext’s 2.0% senior notes due 2017 (“NYX Senior Notes”) and (ii) €920.0 million aggregate principal amount of NYSE Euronext’s 5.375% notes due 2015 (the “NYX Eurobonds”). NYSE Euronext Holdings entered into a third supplemental indenture, dated as of November 13, 2013 (the “Third Supplemental Indenture”), among NYSE Euronext Holdings, as successor company, Wilmington Trust Company, a Delaware corporation, as trustee, and Citibank, N.A., a national banking organization, as authenticating agent, calculation agent, paying agent, security registrar and transfer agent, to the indenture, dated as of May 29, 2008 (the “Indenture”), as supplemented by the first supplemental indenture, dated as of May 29, 2008, and as further supplemented by the second supplemental indenture, dated as of October 5, 2012 (the “Second Supplemental Indenture”). The NYX Eurobonds were issued pursuant to an Agency Agreement, dated as of April 23, 2008 (the “Agency Agreement”), among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO Bank N.V., as paying agent, as supplemented by the First Supplemental Agency Agreement, dated 22 April 2009 (the “First Supplemental Agency Agreement”). The foregoing description is qualified in its entirety by the complete terms and conditions of each of the Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Agency Agreement and the First Supplemental Agency Agreement, which are filed as Exhibits 4.1 through 4.5 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Mergers, on November 13, 2013, the Company and ICE each agreed to guarantee on a full and unconditional basis the NYX Senior Notes and the NYX Eurobonds for as long as NYSE Euronext Holdings remains a subsidiary of the Company that is consolidated in the Company’s financial statements and an obligor on the NYX Senior Notes or NYX Eurobonds, respectively. The Company’s guarantee of the NYX Senior Notes and the NYSE Eurobonds may be released only with the consent of the holders of the NYX Senior Notes or the NYX Eurobonds, as the case may be. ICE’s guarantee of the NYX Senior Notes and the NYX Eurobonds will be released when ICE is no longer an obligor (either borrower or guarantor) under its existing $2.6 billion senior unsecured credit facilities (the “Credit Facilities”).

In addition, in connection with the Mergers, on November 13, 2013, the Company and NYSE Euronext Holdings each agreed to guarantee on a full and unconditional basis the Credit Facilities and ICE’s existing $600.0 million 364 day senior unsecured credit facility (the “364 Day Credit Facility”). NYSE Euronext Holdings’ guarantee of these facilities may be released under certain circumstances described in the Credit Facilities and the 364 Day Credit Facility, respectively.

The guarantees are being provided in order to avoid structural subordination among the Company’s existing indebtedness, the indebtedness of NYSE Euronext assumed by NYSE Euronext Holdings as successor to NYSE Euronext in the Mergers, the Credit Facilities and the 364 Day Credit Facility.

The foregoing description of the guarantees is qualified by reference to the text of each guarantee, which are filed as Exhibits 4.6 through 4.13 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Mergers, NYSE Euronext Holdings repaid $350 million in outstanding commercial paper obligations of NYSE Euronext with borrowings under ICE’s senior revolving credit facility. NYSE Euronext Holdings intends to terminate NYSE Euronext’s commercial paper program in accordance with its terms.

Item 5.01 Changes in Control of Registrant

Prior to completion of the Mergers, the Company was a wholly-owned subsidiary of ICE. Upon consummation of the ICE Merger, a change in control of the Company occurred. The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

(a)(d) Resignation and Appointment of Directors

Each of Scott A. Hill and Johnathan H. Short, members of the Company’s board of directors (the “Board”) since the Company’s incorporation, tendered his letter of resignation from the Board effective on November 12, 2013.

On November 12, 2013, Jeffrey C. Sprecher was reaffirmed as a member of the Board and each of the following former members of the ICE board of directors was designated and appointed to the Board:

Charles R. Crisp

Jean-Marc Forneri

Fred W. Hatfield

Terrence F. Martell

Sir Callum McCarthy

Sir Robert Reid

Frederic V. Salerno

Judith A. Sprieser

Vincent Tese

Upon the effectiveness of the NYSE Euronext Merger, the Board increased its size to 15 directors and the following individuals, all former directors of NYSE Euronext, were designated and appointed to the Board:

Sylvain Hefes

Jan-Michiel Hessels

James J. McNulty

Robert G. Scott

The Board has one vacancy.

In connection with the closing of the Mergers, the individuals identified below, who were members of the same committees at ICE immediately prior to the closing of the Mergers, were designated and appointed to the Company’s Audit Committee, Nominating and Corporate Governance Committee and/or Compensation Committee, respectively, of the Board:

Audit Committee

Charles R. Crisp

Terrence F. Martell Ph.D.

Judith A. Sprieser (Chairman)

Nominating and Corporate Governance Committee

Jean-Marc Forneri

Fred W. Hatfield

Sir Robert Reid

Frederic V. Salerno (Chairman)

Judith A. Sprieser

Compensation Committee

Charles R. Crisp

Sir Callum McCarthy

Sir Robert Reid

Vincent Tese (Chairman)

(b)(c) Resignation and Appointment of Officers

In connection with the Mergers, each current officer of the Company resigned and the Board appointed as executive officers of the Company those individuals who were the officers of ICE immediately prior to the time at which the ICE Merger became effective and the former chief executive officer of NYSE Euronext. The names of these executive officers and their respective positions are indicated below:

Jeffrey C. Sprecher	Chairman and Chief Executive Officer
Charles A. Vice	President and Chief Operating Officer
Scott A. Hill	Senior Vice President and Chief Financial Officer
Duncan L. Niederauer	President
David S. Goone	Senior Vice President and Chief Strategic Officer
Edwin Marcial	Senior Vice President and Chief Technology Officer
Johnathan H. Short	Senior Vice President, General Counsel and Corporate Secretary
Thomas W. Farley	Senior Vice President of Financial Markets

Effective November 14, 2013, following the completion of the Mergers, the Compensation Committee authorized changes to the titles of certain executive officers identified above. The new titles of these executive officers are as follows: Scott A. Hill, Chief Financial Officer; David S. Goone, Chief Strategy Officer; Edwin Marcial, Chief Technology Officer; Johnathan H. Short, General Counsel & Corporate Secretary; and Thomas W. Farley, Chief Operating Officer, NYSE.

In addition, effective November 14, 2013, the Compensation Committee appointed Dean S. Mathison as the Company’s Chief Accounting Officer.

Biographical information for each of the Company’s executive officers is set forth below.

Name	Biographical Information	Age

Jeffrey C. Sprecher	Mr. Sprecher has been a director and Chief Executive Officer of ICE since its inception and has served as ICE’s Chairman of the Board of Directors since November 2002. As our Chief Executive Officer, he is responsible for our strategic direction, operational and financial performance. Mr. Sprecher acquired CPEX, our predecessor company, in 1997. Prior to joining CPEX, Mr. Sprecher held a number of positions, including President, over a fourteen-year period with Western Power Group, Inc., a developer, owner and operator of large central-station power plants. While with Western Power, Mr. Sprecher was responsible for a number of significant financings. Mr. Sprecher serves on the U.S. Commodity Futures Trading Commission Global Market Advisory Committee and is a member of the Energy Security Leadership Council. In 2002, Mr. Sprecher was recognized by Business Week magazine as one of its Top Entrepreneurs. Mr. Sprecher holds a B.S. degree in Chemical Engineering from the University of Wisconsin and an MBA from Pepperdine University.	58

Charles A. Vice	Mr. Vice served as Chief Operating Officer of ICE since July 2001 and President since October 2005. As our President and Chief Operating Officer, Mr. Vice is responsible for overseeing our technology operations, including market development, customer support and business development activities. He has over 16 years of experience in applying information technology in the energy industry. Mr. Vice joined Continental Power Exchange, Inc. as a Marketing Director during its startup in 1994, and prior thereto was a Principal with Energy Management Associates for five years, providing consulting services to energy firms. From 1985 to 1988, he was a Systems Analyst with Electronic Data Systems. Mr. Vice holds a B.S. degree in Mechanical Engineering from the University of Alabama and an MBA from Vanderbilt University.	50

Scott A. Hill	Mr. Hill served as Senior Vice President and Chief Financial Officer of ICE since May 2007. As our Chief Financial Officer, he is responsible for overseeing all aspects of our finance and accounting functions, including treasury, tax, accounting controls, financial planning, mergers and acquisitions, business development, human resources and investor relations. Mr. Hill also oversees our global clearing operations, including our credit default swap clearing houses. Prior to joining us, Mr. Hill spent 16 years as an international finance executive for IBM. He oversaw IBM’s worldwide financial forecasts and measurements from 2006 through 2007, working alongside the CFO of IBM and with all of the company’s global business units. Prior to that, Mr. Hill was Vice President and Controller of IBM’s Japan multi-billion dollar business operation from 2003 through 2005. Mr. Hill earned his BBA in Finance from the University of Texas at Austin and his MBA from New York University.	45

Dean S. Mathison	Mr. Mathison was appointed as our Chief Accounting Officer at the completion of the NYSE Euronext acquisition on November 13, 2013. Mr. Mathison has served as Corporate Controller of ICE since November 2001 and as Vice President since March 2003. As our Chief Accounting Officer and Corporate Controller, he is responsible for overseeing our accounting operations. This includes everything from regulatory compliance with accounting standards and practices to working with our Chief Financial Officer on developing financial strategies for ICE. Prior to joining us, Mr. Mathison spent 10 years at Arthur Andersen LLP in the Audit Practice. He was a senior manager at Arthur Andersen and was responsible for managing multiple financial statement audits of public and private companies, as well as working on special accounting projects and acquisitions. Mr. Mathison earned his BBA in Accounting from the University of Georgia.	44

Duncan L. Niederauer	Mr. Niederauer served as chief executive officer and director of NYSE Euronext since December 1, 2007, after joining NYSE Euronext in 2007 as a member of the management committee. Mr. Niederauer also serves on the boards of NYSE Group and Euronext N.V. Mr. Niederauer was previously a partner at The Goldman Sachs Group, Inc. (United States) where he held many positions, among them, co-head of the Equities Division execution services franchise and the managing director responsible for Goldman Sachs Execution & Clearing, L.P. (formerly known as Spear, Leeds & Kellogg L.P.). Mr. Niederauer joined GS in 1985. Mr. Niederauer has served on the boards of Colgate University, and currently serves on the boards of Operation Hope and the Congressional Medal of Honor Foundation.	54

David S. Goone	Mr. Goone served as Senior Vice President, Chief Strategic Officer of ICE since March 2001. As our Chief Strategy Officer, he is responsible for the expansion of our product lines, including futures products and trading capabilities for our electronic platform. Mr. Goone also leads our global sales organization. Additionally, Mr. Goone joined the Board of Directors at CETIP following our 2011 investment in the Brazilian clearing house. Prior to joining us, Mr. Goone served as the Managing Director, Product Development and Sales at the Chicago Mercantile Exchange where he worked for nine years. From 1989 through 1992, Mr. Goone was Vice President at Indosuez Carr Futures, where he developed institutional and corporate business. Prior to joining Indosuez, Mr. Goone worked at Chase Manhattan Bank, where he developed and managed their exchange-traded foreign currency options operation at the Chicago Mercantile Exchange. Mr. Goone holds a B.S. degree in Accountancy from the University of Illinois at Urbana-Champaign.	52

Edwin Marcial	Mr. Marcial served as Senior Vice President and Chief Technology Officer of ICE since May 2000. As our Chief Technology Officer, he is responsible for all systems development and our overall technology strategy. He also oversees the software design and development initiatives of our information technology professionals in the areas of project management, architecture, software development and quality assurance. Mr. Marcial joined the software development team at Continental Power Exchange, Inc. in 1996 and has nearly 20 years of IT experience building large-scale systems in the energy industry. Prior to joining Continental Power Exchange, Inc., he led design and development teams at Harris Corporation building software systems for the company’s energy controls division. Mr. Marcial earned a B.S. degree in Computer Science from the College of Engineering at the University of Florida.	46

Johnathan H. Short	Mr. Short served as Senior Vice President, General Counsel and Corporate Secretary of ICE since June 2004. In his role as our General Counsel, he is responsible for managing our legal and regulatory affairs. As our Corporate Secretary, he is also responsible for a variety of our corporate governance matters. Prior to joining us, Mr. Short was a partner at McKenna Long & Aldridge LLP, a national law firm. Mr. Short practiced in the corporate law group of McKenna, Long & Aldridge (and its predecessor firm, Long Aldridge & Norman LLP) from November 1994 until he joined us in June 2004. From April 1991 until October 1994, he practiced in the commercial litigation department of Long Aldridge & Norman LLP. Mr. Short holds a J.D. degree from the University of Florida, College of Law, and a B.S. in Accounting from the University of Florida, Fisher School of Accounting.	47

Thomas W. Farley	Mr. Farley served as Senior Vice President of Financial Markets of ICE since June 2012. As Chief Operating Officer, NYSE, Mr. Farley oversees the development of initiatives within our OTC financial markets, such as Creditex, ICE Link and Foreign Exchange. Mr. Farley originally joined as President of ICE Futures U.S. in February 2007, a position that he held until June 2012. From July 2006 to January 2007, Mr. Farley was President of SunGard Kiodex, a risk management technology provider to the commodity derivatives markets. From October 2000 to July 2006, Mr. Farley served as Kiodex’s Chief Financial Officer and he also served as Kiodex’s Chief Operating Officer from January 2003 to July 2006. Prior to Kiodex, Mr. Farley held positions in investment banking and private equity. Mr. Farley is a Chartered Financial Analyst charterholder and holds a B.A. in Political Science from Georgetown University.	37

Following the completion of the Mergers, Mary L. Brienza, 58, will continue in her role as Chief Executive Officer of NYSE Regulation, Inc., which became an indirect subsidiary of the Company as a result of the Mergers. Ms. Brienza joined the New York Stock Exchange in 1992 as a senior attorney in its enforcement division and has held various positions at NYSE Euronext, including serving as the General Auditor, a position she has held since 2003, and head of the Assurance Group (Audit and Compliance), a position she has held since 2008.

ICE has previously disclosed in its proxy statement, dated March 28, 2013, certain relationships between ICE and Mr. Sprecher.

(e) Compensatory Plans

The Company assumed, effective as of the closing of the Mergers, the sponsorship of (i) the IntercontinentalExchange, Inc. 2013 Omnibus Employee Incentive Plan (the “ICE Employee Plan”), (ii) the IntercontinentalExchange, Inc. 2013 Omnibus Non-Employee Director Incentive Plan (the “ICE Director Plan”), (iii) the IntercontinentalExchange, Inc. 2009 Omnibus Incentive Plan, (iv) the IntercontinentalExchange, Inc. 2003 Restricted Stock Deferral Plan for Outside Directors, (v) the IntercontinentalExchange, Inc. 2000 Stock Option Plan, (vi) the IntercontinentalExchange, Inc. Amended and Restated 1999 Stock Option/Stock Issuance Plan (formerly the Creditex Group Inc. Amended and Restated 1999 Stock Option/Stock Issuance Plan), (vii) the NYSE Euronext Omnibus Incentive Plan, (viii) the NYSE Euronext 2006 Stock Incentive Plan, (ix) the Archipelago Holdings, L.L.C. 2003 Long-Term Incentive Plan, and (x) the Archipelago Holdings 2004 Stock Incentive Plan, each filed as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and incorporated herein by reference, as well as the outstanding awards granted thereunder, the award agreements evidencing the grants of such awards and the remaining shares available thereunder, including any awards granted to the Company’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards and remaining shares available under each such plan.

Bonus Payments

On November 12, 2013, contingent upon and in connection with the closing of the Mergers, the Company’s Compensation Committee approved the payment of cash bonuses and the grant of performance-based restricted stock units (the “PSUs”) to certain employees of the Company, including the Company’s Named Executive Officers (“NEOs”). The NEOs were determined based on those identified in the Summary Compensation Table contained in ICE’s proxy statement, dated March 28, 2013.

Cash Bonuses. The cash bonuses are expected to be paid to the employees on the first regular payroll date following the closing of the Mergers. The cash bonus amounts payable to the NEOs are as follows: Jeff Sprecher, $0; Chuck Vice, $875,000; Scott Hill, $875,000; Tom Farley, $500,000; and David Goone, $500,000.

PSUs. The PSUs, which were granted under the ICE Employee Plan, entitle the grantees to receive a number of ICE Group Shares determined based on the Company’s performance over a three-year performance period from January 1, 2014 to December 31, 2016. The PSUs will only pay out if the Company achieves a minimum level of cumulative consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted for certain pre-defined measures over the performance period. If the Company achieves the minimum level of performance, then the number of PSUs that will be earned by the grantees will be determined based on the Company’s achievement of a certain performance metric relative to a target performance level. The performance metric applicable to the PSUs is the Company’s cumulative consolidated EBITDA over the performance period, divided by the Company’s headcount as of January 1, 2017. At the end of the performance period, the number of PSUs that are earned by a grantee will range from 0% to 105% of his or her target award, depending on the level of performance achieved by the Company. No PSUs will be earned by grantees if the Company’s performance is less than 50% of the target performance level. The PSUs that are earned by a grantee at the end of the performance period, if any, will vest on February 15, 2017, provided that the grantee remains employed through such date, and be paid out shortly thereafter. Upon vesting, the PSUs also entitle each grantee to receive dividend equivalent rights in respect of the grantee’s actual earned PSUs.

If a grantee’s employment with the Company terminates for any reason, all of the grantee’s PSUs that have not been earned or have not vested will immediately be cancelled and forfeited unless otherwise specified in the NEO’s employment agreement. However, the PSUs and the ICE Employee Plan provide for certain vesting rights for grantees in the event of their death or qualifying termination of employment in connection with a “change in control” (as defined in the ICE Employee Plan). The following NEOs were granted the following number of PSUs: Jeff Sprecher, 10,000,000; Chuck Vice, 2,625,000; Scott Hill, 2,625,000; and Tom Farley, 1,500,000. The form of Performance-Based Restricted Stock Unit Award Agreement pursuant to which the PSUs were granted is filed herewith as Exhibit 10.11 and incorporated herein by reference.

Dividend Equivalent Rights

As previously announced, the Company will begin paying a dividend in the fourth quarter of 2013 and on November 13, 2013, the Company’s Compensation Committee approved paying dividend equivalent rights (“DERs”) with respect to all outstanding time-based restricted stock units and PSUs denominated in ICE Group Shares (collectively, the “RSUs”) issued to officers, employees and directors of the Company and its subsidiaries, including the RSUs held by the NEOs. The DERs entitle holders of RSUs to receive cash payments, upon vesting of the related RSUs, equal to the amount of dividends that would have been paid on the ICE Group Shares underlying the RSUs during the vesting period. The DERs are payable in cash and will accumulate and be payable, without interest, only upon vesting of the underlying RSUs, provided that the holder remains employed with the Company or its subsidiaries through the vesting date. The DERs related to the PSUs will only be payable with respect to the portion of the PSUs that is earned by the holder based on the satisfaction of the applicable performance goals.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 13, 2013, in connection with the Mergers, the Company amended and restated its Certificate of Incorporation to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus. On November 13, 2013, the Company also amended and restated its bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The Board determined that the fiscal year of the Company shall end on December 31.

Item 5.05. Amendments to the Registrants’ Code Of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the closing of the Mergers, the Board adopted the Company’s Code of Business Conduct and Ethics, a copy of which is available on our website at www.theice.com under the heading “About ICE,” “Investors & Media,” then “Corporate Governance”. Information on the Company’s website does not constitute part of this document.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the closing of the Mergers.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report no later than 75 days after the closing of the Mergers.

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, by and among NYSE Euronext, IntercontinentalExchange, Inc., the Company, Braves Merger Sub, Inc. and Baseball Merger Sub, LLC (incorporated by reference to Appendix A of the Company’s Registration Statement on Form S-4 filed with the SEC on March 21, 2013 (File No. 333-187402)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Indenture dated as of May 29, 2008 between NYSE Euronext and Wilmington Trust Company, as Trustee, relating to Senior Notes due 2013 (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on May 30, 2008 (File No. 001-33392)).

4.2	Second Supplemental Indenture, dated as of October 5, 2012, among NYSE Euronext, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on October 5, 2012 (File No. 001-33392)).

4.3	Third Supplemental Indenture, dated as of November 13, 2013, among NYSE Euronext Holdings, as successor company, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent.

4.4	Agency Agreement, dated as of April 23, 2008, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 24, 2008 (File No. 001-33392)).

4.5	First Supplemental Agency Agreement, dated as of April 22, 2009, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO Bank N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 23, 2009 (File No. 001-33392)).

4.6	Guaranty of the Company, dated as of November 13, 2013, relating to the NYX Senior Notes.

4.7	Guaranty of IntercontinentialExchange Inc., dated as of November 13, 2013, relating to the NYX Senior Notes.

4.8	Deed Poll Guarantee of the Company, dated as of November 13, 2013, relating to the NYX Eurobonds.

4.9	Deed Poll Guarantee of IntercontinentalExchange, Inc., dated as of November 13, 2013, relating to the NYX Eurobonds.

4.10	Guarantee of the Company, dated as of November 13, 2013, relating to the Credit Facilities.

Exhibit Number	Description of Exhibit

4.11	Guarantee of NYSE Euronext Holdings LLC, dated as of November 13, 2013, relating to the Credit Facilities.

4.12	Guarantee of the Company, dated as of November 13, 2013, relating to the 364 Day Credit Facility.

4.13	Guarantee of NYSE Euronext Holdings LLC, dated as of November 13, 2013, relating to the 364 Day Credit Facility.

10.1	IntercontinentalExchange, Inc. 2013 Omnibus Employee Incentive Plan (incorporated by reference to Exhibit 4.1 to ICE’s Registration Statement on Form S-8 filed with the SEC on May 24, 2013 (File No. 333-188815)).

10.2	IntercontinentalExchange, Inc. 2013 Omnibus Non-Employee Director Incentive Plan (incorporated by reference to Exhibit 4.2 to ICE’s Registration Statement on Form S-8 filed with the SEC on May 24, 2013 (File No. 333-188815)).

10.3	IntercontinentalExchange, Inc. 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to ICE’s Quarterly Report on Form 10-Q filed with the SEC on August 5, 2009 (File No. 001-32671)).

10.4	IntercontinentalExchange, Inc. 2003 Restricted Stock Deferral Plan for Outside Directors, as amended effective December 31, 2008 (incorporated by reference to Exhibit 10.7 to ICE’s Annual Report on Form 10-K filed with the SEC on February 11, 2009 (File No. 001-32671)).

10.5	IntercontinentalExchange, Inc. 2000 Stock Option Plan, as amended effective December 31, 2008 (incorporated by reference to Exhibit 10.6 to ICE’s Annual Report on Form 10-K filed with the SEC on February 11, 2009 (File No. 001-32671)).

10.6	IntercontinentalExchange, Inc. Amended and Restated 1999 Stock Option/Stock Issuance Plan (formerly the Creditex Group Inc. Amended and Restated 1999 Stock Option/Stock Issuance Plan) (incorporated by reference to Exhibit 4.1 to ICE’s registration statement on Form S-8 filed with the SEC on September 2, 2008 (File No. 333-153299)).

10.7	NYSE Euronext Omnibus Incentive Plan (as amended and restated effective October 27, 2010) (incorporated by reference to Exhibit 10.33 to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on February 28, 2011 (File No. 001-33392)).

10.8	NYSE Euronext 2006 Stock Incentive Plan (as amended and restated effective October 27, 2010) (incorporated by reference to Exhibit 10.19 to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on February 28, 2011 (File No. 001-33392)).

10.9	Archipelago Holdings, L.L.C. 2003 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.17 to Archipelago Holdings, Inc.’s Registration Statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

10.10	Archipelago Holdings 2004 Stock Incentive Plan (incorporated by reference to Exhibit 10.18 to Archipelago Holdings, Inc.’s Registration Statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

10.11	Form of Performance-Based Restricted Stock Unit Award Agreement used with respect to grants of performance-based restricted stock units by the Company under the IntercontinentalExchange, Inc. 2013 Omnibus Employee Incentive Plan.

99.1	Press Release, dated November 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERCONTINENTALEXCHANGE GROUP, INC. (Registrant)

By:	/S/ SCOTT A. HILL
Name:	Scott A. Hill
Title:	Senior Vice President, Chief Financial Officer

Dated: November 13, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 19, 2013, by and among NYSE Euronext, IntercontinentalExchange, Inc., the Company, Braves Merger Sub, Inc. and Baseball Merger Sub, LLC (incorporated by reference to Appendix A of the Company’s Registration Statement on Form S-4 filed with the SEC on March 21, 2013 (File No. 333-187402)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Indenture dated as of May 29, 2008 between NYSE Euronext and Wilmington Trust Company, as Trustee, relating to Senior Notes due 2013 (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on May 30, 2008 (File No. 001-33392)).

4.2	Second Supplemental Indenture, dated as of October 5, 2012, among NYSE Euronext, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on October 5, 2012 (File No. 001-33392)).

4.3	Third Supplemental Indenture, dated as of November 13, 2013, among NYSE Euronext Holdings, as successor company, Wilmington Trust Company, as Trustee, and Citibank, N.A., as Authenticating Agent, Calculation Agent, Paying Agent, Security Registrar and Transfer Agent.

4.4	Agency Agreement, dated as of April 23, 2008, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 24, 2008 (File No. 001-33392)).

4.5	First Supplemental Agency Agreement, dated as of April 22, 2009, among NYSE Euronext, Citibank, N.A., London Branch, as fiscal and paying agent, Dexia Banque Internationale à Luxembourg, société anonyme, as Luxembourg Paying Agent, and ABN AMRO Bank N.V., as paying agent (incorporated by reference to Exhibit 4.1 to NYSE Euronext’s Current Report on Form 8-K filed with the SEC on April 23, 2009 (File No. 001-33392)).

4.6	Guaranty of the Company, dated as of November 13, 2013, relating to the NYX Senior Notes.

4.7	Guaranty of IntercontinentialExchange Inc., dated as of November 13, 2013, relating to the NYX Senior Notes.

4.8	Deed Poll Guarantee of the Company, dated as of November 13, 2013, relating to the NYX Eurobonds.

4.9	Deed Poll Guarantee of IntercontinentalExchange, Inc., dated as of November 13, 2013, relating to the NYX Eurobonds.

4.10	Guarantee of the Company, dated as of November 13, 2013, relating to the Credit Facilities.

4.11	Guarantee of NYSE Euronext Holdings LLC, dated as of November 13, 2013, relating to the Credit Facilities.

Exhibit Number	Description of Exhibit

4.12	Guarantee of the Company, dated as of November 13, 2013, relating to the 364 Day Credit Facility.

4.13	Guarantee of NYSE Euronext Holdings LLC, dated as of November 13, 2013, relating to the 364 Day Credit Facility.

10.1	IntercontinentalExchange, Inc. 2013 Omnibus Employee Incentive Plan (incorporated by reference to Exhibit 4.1 to ICE’s Registration Statement on Form S-8 filed with the SEC on May 24, 2013 (File No. 333-188815)).

10.2	IntercontinentalExchange, Inc. 2013 Omnibus Non-Employee Director Incentive Plan (incorporated by reference to Exhibit 4.2 to ICE’s Registration Statement on Form S-8 filed with the SEC on May 24, 2013 (File No. 333-188815)).

10.3	IntercontinentalExchange, Inc. 2009 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to ICE’s Quarterly Report on Form 10-Q filed with the SEC on August 5, 2009 (File No. 001-32671)).

10.4	IntercontinentalExchange, Inc. 2003 Restricted Stock Deferral Plan for Outside Directors, as amended effective December 31, 2008 (incorporated by reference to Exhibit 10.7 to ICE’s Annual Report on Form 10-K filed with the SEC on February 11, 2009 (File No. 001-32671)).

10.5	IntercontinentalExchange, Inc. 2000 Stock Option Plan, as amended effective December 31, 2008 (incorporated by reference to Exhibit 10.6 to ICE’s Annual Report on Form 10-K filed with the SEC on February 11, 2009 (File No. 001-32671)).

10.6	IntercontinentalExchange, Inc. Amended and Restated 1999 Stock Option/Stock Issuance Plan (formerly the Creditex Group Inc. Amended and Restated 1999 Stock Option/Stock Issuance Plan) (incorporated by reference to Exhibit 4.1 to ICE’s registration statement on Form S-8 filed with the SEC on September 2, 2008 (File No. 333-153299)).

10.7	NYSE Euronext Omnibus Incentive Plan (as amended and restated effective October 27, 2010) (incorporated by reference to Exhibit 10.33 to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on February 28, 2011 (File No. 001-33392)).

10.8	NYSE Euronext 2006 Stock Incentive Plan (as amended and restated effective October 27, 2010) (incorporated by reference to Exhibit 10.19 to NYSE Euronext’s Annual Report on Form 10-K filed with the SEC on February 28, 2011 (File No. 001-33392)).

10.9	Archipelago Holdings, L.L.C. 2003 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.17 to Archipelago Holdings, Inc.’s Registration Statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

10.10	Archipelago Holdings 2004 Stock Incentive Plan (incorporated by reference to Exhibit 10.18 to Archipelago Holdings, Inc.’s Registration Statement on Form S-1 filed with the SEC on March 31, 2004 (File No. 333-113226)).

10.11	Form of Performance-Based Restricted Stock Unit Award Agreement used with respect to grants of performance-based restricted stock units by the Company under the IntercontinentalExchange, Inc. 2013 Omnibus Employee Incentive Plan.

99.1	Press Release, dated November 13, 2013.